UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2011

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Maryville Centre Drive, Suite 400, Saint Louis, Missouri	63141
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code    (314) 529-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2011, Perficient, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the results for each of the matters submitted to a vote of stockholders at the Company’s 2011 Annual Meeting of Stockholders held on June 3, 2011 (the “Annual Meeting”).  In an advisory vote at the Annual Meeting, the Company’s stockholders recommended that the Company hold an advisory vote on the compensation of its named executive officers on an annual basis.

Consistent with the voting results at the Annual Meeting, this Current Report on Form 8-K/A is being filed as an amendment to the Original Report to report that the Company has determined to hold an annual advisory vote on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: October 19, 2011	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer